UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7686

Western Asset Emerging Markets Income Fund II Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2008

ITEM 1.  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2008

Western Asset

Emerging Markets

Income Fund II Inc.

(EDF)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	13

Statement of operations	14

Statements of changes in net assets	15

Financial highlights	16

Notes to financial statements	17

Report of independent registered public accounting firm	26

Additional information	27

Annual chief executive officer and chief financial officer certifications	32

Dividend reinvestment plan	33

Important tax information	37

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the Chairman

Dear Shareholder,

The U.S. economy weakened significantly during the 12-month reporting period ended May 31, 2008. Second quarter 2007 U.S. gross domestic product (“GDP”)i growth was 3.8% and third quarter 2007 GDP growth was 4.9%, its strongest showing in four years. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy. During the fourth quarter of 2007, GDP growth was 0.6%. The U.S. Commerce Department then reported that first quarter 2008 GDP growth was a modest 1.0%. While it was once debated whether or not the U.S. would fall into a recession, it is now looking more likely that the U.S. could experience a mild recession. Even areas of the economy that had once been fairly resilient have begun to falter, including the job market. The U.S. Department of Labor reported that payroll employment declined in each of the first five months of 2008 and the unemployment rate rose to 5.5% in May, its highest level since October 2004.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions during the reporting period. At its meeting in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates on six more occasions through the end of the reporting period, bringing the federal funds rate to 2.00% as of May 31, 2008. In its statement accompanying the April rate cut, the Fed stated: “Recent information indicates that economic activity remains weak. Household and business spending has been subdued and labor markets have softened further. Financial markets remain under considerable stress, and tight credit conditions and the deepening housing contraction are likely to weigh on economic growth over the next few quarters.”

In addition to lowering short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known

Western Asset Emerging Markets Income Fund II Inc.	I

Letter from the chairman continued

as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid-March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period ended May 31, 2008, both short- and long-term Treasury yields experienced periods of volatility. This was due, in part, to mixed economic and inflation data, the fallout from the subprime mortgage market crisis and shifting expectations regarding the Fed’s monetary policy. Within the bond market, investors were initially focused on the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Longer-term Treasury yields then moved higher at the end of the reporting period, as record high oil prices and rising food prices triggered inflationary concerns.

Overall, during the 12 months ended May 31, 2008, two-year Treasury yields fell from 4.92% to 2.66%. Over the same time frame, 10-year Treasury yields fell from 4.90% to 4.06%. Short-term yields fell sharply in concert with the Fed’s rate cuts, while longer-term yields fell less dramatically due to inflationary concerns, resulting in a steepening of the U.S. yield curveiv. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 6.89%.

Increased investor risk aversion during the fiscal year caused the high-yield bond market to produce weak results over the 12-month period ended May 31, 2008. During that period, the Citigroup High Yield Market Indexvi returned -0.89%. While high-yield bond prices rallied several times during the reporting period, several flights to quality dragged down the sector, although overall default rates continued to be low.

Despite increased investor risk aversion, emerging markets debt generated positive results, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 5.13% over the 12 months ended May 31, 2008. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Western Asset Emerging Markets Income Fund II Inc.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 27, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

Western Asset Emerging Markets Income Fund II Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. As a primary investment objective, the Fund seeks high current income. As a secondary objective, the Fund seeks capital appreciation. Under normal conditions, the Fund invests at least 80% of its total assets in debt securities of government and government-related issuers located in emerging market countries, of entities organized to restructure outstanding debt of such issuers and debt of corporate issuers in emerging market countries. The managers believe attractive risk-adjusted returns can be achieved in the emerging markets debt asset class through diligent country selection based on fundamental analysis, rigorous quantitative fixed-income analysis focusing on market inefficiencies among sectors and securities in each country and a focus on managing risk through active management.

The managers actively manage the portfolio, which invests in government and corporate issuers of emerging market countries. The managers also employ a risk-aware approach and assimilate the top-down global economic views of Western Asset Management Company (“Western Asset”) with analysts’ fundamental and relative value views regarding emerging market country opportunities. In allocating among different countries, the following are some of the factors that are considered: currency regime, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, fiscal policies, political outlook and tax environment. The managers then select those individual securities that appear to them to be most undervalued and that offer attractive potential returns relative to the amount of credit, interest rate, liquidity and other risks presented by these securities. The managers engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

Western Asset, the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.92% and 4.90%, respectively. Treasury yields then moved sharply

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	1

Fund overview continued

higher as incoming economic data improved and inflationary pressures increased. By mid-June 2007, two- and 10-year Treasurys were yielding 5.10% and 5.26%, respectively, and market sentiment was that the Fed’s next move would be to raise interest rates.

However, after their June peaks, Treasury yields moved lower, as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasurys, causing their yields to fall and their prices to rise. At the same time, increased investor risk aversion caused other segments of the bond market to falter. As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the discount rateii and the federal funds rateiii in August and September 2007, respectively. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008. As of May 31, 2008, two- and 10-year Treasury yields had fallen to 2.66% and 4.06%, respectively. While the Fed attempted to stimulate growth by cutting short-term interest rates from 5.25% to 2.00% over the course of the reporting period, by the end of May, it was generally assumed that the U.S. could be headed for a mild recession.

Emerging market debt also experienced periods of volatility during the 12-month reporting period. However, all told, the asset class generated solid results, with the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returning 5.13% during the 12 months ended May 31, 2008. Despite periodic flights to quality, emerging market debt prices benefited due to solid underlying fundamentals, including stronger balance sheets, high commodity prices and solid domestic spending.

Q. How did we respond to these changing market conditions?

A. Our disciplined investment process did not change in response to market conditions. Emerging market debt continues to trade at relatively stable prices compared to the volatility of Treasurys, as well as other riskier asset classes. We believe that the ability to integrate fundamental research with rigorous relative value analysis drives performance in our portfolios. This is the basis of each investment and does not change regardless of market conditions. We remained committed to a value approach.

2	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

Performance review

For the 12 months ended May 31, 2008, Western Asset Emerging Markets Income Fund II Inc. returned 4.62% based on its net asset value (“NAV”)v and 5.86% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 5.13% for the same period. The Lipper Emerging Markets Debt Closed-End Funds Category Averagevi returned 2.81% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.13 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of May 31, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of May 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$14.52 (NAV)	4.62%
$13.41 (Market Price)	5.86%

All figures represent past performance and are not a guarantee of future results.

*

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Diversifying the Fund’s portfolio into local currency sovereign debt was a major contributor to performance, as the U.S. dollar lost value against a large number of emerging market currencies. The U.S. dollar continued to trade under pressure in response to the Fed slashing rates and one of the worst financial market crises in memory. In contrast, growth remained strong in the emerging world and ongoing fundamental improvement put further upward pressure on currencies to appreciate.

Relative to the Fund’s benchmark, an overweight exposure to Brazil and Russia also had a positive impact on the Fund’s performance. Brazil’s debt was upgraded to investment grade, which drove a strong rally in Brazilian debt in both the external and local markets.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	3

Fund overview continued

Q. What were the leading detractors from performance?

A. An emphasis on corporate bonds of companies headquartered in the emerging world was a small detractor from results. With the rise of the credit crisis in the U.S. and Europe, corporate bond spreads widened relative to their sovereign counterparts in all countries. The discount on some of these bonds steepened in response to the flight to quality. However, the discount partially reversed in the final months of the reporting period. That said, the rally was not significant enough to recoup the losses experienced during the second half of 2007 and the first quarter of 2008.

A modest overweight to Argentina also detracted from performance as rising political tensions, increasing suspicion over the validity of inflation data and general risk aversion towards this higher-risk country put Argentine bond prices under pressure.

Q. Were there any significant changes to the Fund during the reporting period?

A. The Fund increased its allocation to local currency sovereign bonds and U.S. dollar-denominated corporate bonds.

Looking for additional information?

The Fund is traded under the symbol “EDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEDFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

4	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

Thank you for your investment in Western Asset Emerging Markets Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2008

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Foreign bonds are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. High-yield bonds are subject to additional risks such as increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The discount rate is the interest rate charged by the U.S. Federal Reserve Bank on short-term loans (usually overnight or weekend) to banks.
iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

[v]

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended May 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — May 31, 2008

Sovereign bonds
47.3
Corporate bonds & notes
42.5
Collateralized senior loans
0.5
Warrants
0.1
Short-term investments
9.6
0%
10%
20%
30%
40%
50%

6	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

Schedule of investments

May 31, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 48.1%
		Argentina — 4.0%
		Republic of Argentina:
2,000,000	DEM	10.250% due 2/6/03(a)	$501,113
1,000,000	DEM	9.000% due 9/19/03(a)	234,648
3,000,000	DEM	7.000% due 3/18/04(a)	720,648
3,875,000	DEM	8.500% due 2/23/05(a)	950,872
5,400,000	DEM	11.250% due 4/10/06(a)	1,331,529
1,000,000	DEM	11.750% due 5/20/11(a)	246,579
8,800,000	DEM	12.000% due 9/19/16(a)	2,064,903
3,501,022	ARS	5.830% due 12/31/33(b)	999,918
		Bonds:
2,357,769	ARS	2.000% due 1/3/10(b)	1,671,506
591,000		7.000% due 9/12/13	469,287
		GDP Linked Securities:
3,200,000	EUR	1.262% due 12/15/35(b)	448,042
2,705,000		1.318% due 12/15/35(b)	294,169
57,059,503	ARS	1.383% due 12/15/35(b)	1,578,287
		Medium-Term Notes:
6,000,000,000	ITL	7.000% due 3/18/04(a)	1,458,283
3,000,000,000	ITL	5.002% due 7/13/05(a)	698,992
1,000,000,000	ITL	7.625% due 8/11/07(a)	237,011
625,000	DEM	8.000% due 10/30/09(a)	143,672
		Total Argentina	14,049,459
		Brazil — 11.5%
		Brazil Nota do Tesouro Nacional:
1,000	BRL	10.000% due 1/1/10	579
47,854,000	BRL	10.000% due 7/1/10	27,304,270
7,616,000	BRL	10.000% due 1/1/12	4,194,581
5,770,000	BRL	6.000% due 5/15/17	5,722,486
		Federative Republic of Brazil:
3,042,000		7.125% due 1/20/37	3,574,350
1,000		Collective Action Securities, Notes, 8.000% due 1/15/18	1,143
		Total Brazil	40,797,409
		Colombia — 3.0%
		Republic of Colombia:
1,632,000		7.375% due 1/27/17	1,858,440
7,711,000		7.375% due 9/18/37	8,780,901
		Total Colombia	10,639,341

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	7

Schedule of investments continued

May 31, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Ecuador — 1.4%
4,840,000		Republic of Ecuador, 10.000% due 8/15/30(c)	$4,912,600
		Egypt — 0.6%
11,070,000	EGP	Arab Republic of Egypt, 8.750% due 7/18/12(c)	2,064,951
		Gabon — 0.5%
1,843,000		Gabonese Republic, 8.200% due 12/12/17(c)	1,978,921
		Indonesia — 2.2%
		Republic of Indonesia:
28,181,000,000	IDR	10.250% due 7/15/22	2,511,501
21,153,000,000	IDR	11.000% due 9/15/25	1,970,233
17,914,000,000	IDR	10.250% due 7/15/27	1,558,637
21,312,000,000	IDR	9.750% due 5/15/37	1,716,674
		Total Indonesia	7,757,045
		Mexico — 5.1%
		United Mexican States, Medium-Term Notes:
8,525,000		8.000% due 9/24/22	10,558,212
2,395,000		8.300% due 8/15/31	3,075,779
4,470,000		6.050% due 1/11/40	4,425,300
		Total Mexico	18,059,291
		Panama — 4.3%
		Republic of Panama:
2,225,000		9.375% due 4/1/29	3,013,206
11,793,000		6.700% due 1/26/36	12,412,133
		Total Panama	15,425,339
		Peru — 0.4%
		Republic of Peru:
169,000		8.750% due 11/21/33	223,925
1,073,000		Bonds, 6.550% due 3/14/37	1,129,333
		Total Peru	1,353,258
		Russia — 0.7%
1,350,000		Russian Federation, 12.750% due 6/24/28(c)	2,424,937
		Turkey — 8.3%
		Republic of Turkey:
5,206,000	TRY	14.000% due 1/19/11	3,794,492
3,519,000		11.875% due 1/15/30(f)	5,345,634
22,449,000		Notes, 6.875% due 3/17/36(d)	20,456,651
		Total Turkey	29,596,777

See Notes to Financial Statements.

8	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

FACE AMOUNT†	SECURITY	VALUE
	Venezuela — 6.1%
	Bolivarian Republic of Venezuela:
7,751,000	8.500% due 10/8/14	$7,324,695
5,713,000	5.750% due 2/26/16	4,513,270
716,000	7.650% due 4/21/25	565,640
	Collective Action Securities:
6,395,000	9.375% due 1/13/34	5,659,575
3,500,000	Notes, 10.750% due 9/19/13	3,657,500
	Total Venezuela	21,720,680
	TOTAL SOVEREIGN BONDS (Cost — $165,414,273)	170,780,008
COLLATERALIZED SENIOR LOANS — 0.5%
	United States — 0.5%
	Ashmore Energy International:
212,617	Synthetic Revolving Credit Facility, 5.496% due 3/30/12(b)	191,621
1,760,994	Term Loan, 5.696% due 3/30/14(b)	1,587,096
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $1,859,793)	1,778,717
CORPORATE BONDS & NOTES — 43.3%
	Brazil — 5.4%
2,136,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(c)	2,200,080
	GTL Trade Finance Inc.:
930,000	7.250% due 10/20/17(c)	949,765
1,784,000	7.250% due 10/20/17(c)	1,819,980
1,620,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(c)	1,672,650
	Vale Overseas Ltd., Notes:
2,635,000	8.250% due 1/17/34	3,021,365
9,613,000	6.875% due 11/21/36	9,575,317
	Total Brazil	19,239,157
	Chile — 0.7%
2,374,000	Enersis SA, Notes, 7.375% due 1/15/14	2,515,614
	Colombia — 0.3%
1,010,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(c)	1,083,225
	India — 0.2%
	ICICI Bank Ltd., Subordinated Bonds:
570,000	6.375% due 4/30/22(b)(c)	507,346
340,000	6.375% due 4/30/22(b)(c)	298,903
	Total India	806,249

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	9

Schedule of investments continued

May 31, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Kazakhstan — 1.6%
2,270,000		ATF Capital BV, Senior Notes, 9.250% due 2/21/14(c)	$2,322,664
		HSBK Europe BV:
200,000		9.250% due 10/16/13(c)	203,500
1,720,000		7.250% due 5/3/17(c)	1,539,400
		TuranAlem Finance BV, Bonds:
1,610,000		8.250% due 1/22/37(c)	1,364,475
383,000		8.250% due 1/22/37(c)	324,592
		Total Kazakhstan	5,754,631
		Mexico — 6.8%
680,000		America Movil SAB de CV, 5.625% due 11/15/17	665,807
		Axtel SAB de CV:
190,000		11.000% due 12/15/13	206,150
7,150,000		7.625% due 2/1/17(c)	7,310,875
1,410,000		Senior Notes, 7.625% due 2/1/17(c)	1,438,200
220,000		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 9.375% due 5/1/12	231,000
		Pemex Project Funding Master Trust:
6,720,000		6.625% due 6/15/35(c)	6,819,423
7,233,000		Senior Bonds, 6.625% due 6/15/35	7,340,012
		Total Mexico	24,011,467
		Russia — 18.0%
		Evraz Group SA, Notes:
3,580,000		8.875% due 4/24/13(c)	3,669,500
1,720,000		9.500% due 4/24/18(c)	1,765,064
		Gaz Capital SA:
2,660,000		Medium Term Notes, 7.288% due 8/16/37(c)	2,613,264
11,090,000		Notes, 8.625% due 4/28/34(c)(f)	12,947,575
		Gazprom:
		Bonds:
217,870,000	RUB	6.790% due 10/29/09	9,198,103
72,620,000	RUB	7.000% due 10/27/11	3,065,894
1,140,000		Loan Participation Notes, 6.212% due 11/22/16(c)	1,110,816
96,030,000	RUB	Gazprom OAO, 6.950% due 8/6/09	4,072,671
		LUKOIL International Finance BV:
680,000		6.356% due 6/7/17(c)	652,800
4,880,000		6.656% due 6/7/22(c)	4,526,200
3,140,000		RSHB Capital, Notes, 7.125% due 1/14/14(c)	3,175,168
		Russian Agricultural Bank, Loan Participation Notes:
2,856,000		7.175% due 5/16/13(c)	2,905,980
4,062,000		6.299% due 5/15/17(c)	3,818,280

See Notes to Financial Statements.

10	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
		Russia — 18.0% continued
		TNK-BP Finance SA:
3,340,000		7.500% due 7/18/16(c)	$3,294,242
2,091,000		6.625% due 3/20/17(c)	1,905,528
1,200,000		Senior Notes, 7.875% due 3/13/18(c)	1,186,560
2,180,000		UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(c)	2,180,000
1,770,000		Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(c)	1,805,011
		Total Russia	63,892,656
		Thailand — 1.8%
		True Move Co., Ltd.:
200,000		10.750% due 12/16/13(c)	178,302
4,230,000		10.750% due 12/16/13(c)	3,785,850
2,590,000		10.375% due 8/1/14(c)	2,292,150
		Total Thailand	6,256,302
		United Kingdom — 3.1%
50,194,000	RUB	HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10(b)(c)	2,191,156
209,880,000	RUB	JPMorgan Chase Bank, Credit-Linked Notes (Russian Agricultural Bank), 9.500% due 2/11/11(b)(c)(e)	8,787,856
		Total United Kingdom	10,979,012
		United States — 2.0%
3,536,248		Credit Suisse, Credit-Linked Notes (TuranAlem Finance BV), 8.000% due 7/21/08(b)(c)(e)	3,539,368
3,330,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	3,585,378
		Total United States	7,124,746
		Venezuela — 3.4%
		Petrozuata Finance Inc.:
11,203,898		8.220% due 4/1/17(c)	11,717,460
268,339		8.220% due 4/1/17(c)	277,731
		Total Venezuela	11,995,191
		TOTAL CORPORATE BONDS & NOTES (Cost — $152,904,391)	153,658,250
WARRANTS
WARRANTS — 0.1%
10,000		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $310,000)	357,500
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $320,488,457)	326,574,475

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	11

Schedule of investments continued

May 31, 2008

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.

FACE AMOUNT†		SECURITY	VALUE
SHORT-TERM INVESTMENTS — 9.8%
		Sovereign Bonds — 9.8%
		Bank Negara Malaysia Islamic Notes:
3,730,000	MYR	Zero coupon bond to yield 3.310% due 7/24/08	$1,145,701
830,000	MYR	Zero coupon bond to yield 3.210% due 9/25/08	253,355
		Bank Negara Malaysia Monetary Notes:
14,123,000	MYR	Zero coupon bond to yield 3.320% due 6/17/08	4,352,607
5,564,000	MYR	Zero coupon bond to yield 3.410% due 7/1/08	1,712,485
12,149,000	MYR	Zero coupon bond to yield 3.207% due 7/17/08	3,734,582
9,481,000	MYR	Zero coupon bond to yield 3.407% due 8/7/08	2,907,550
266,000	MYR	Zero coupon bond to yield 3.460% due 11/13/08	80,818
7,171,000	BRL	Brazil Letras Tesouro Nacional, zero coupon bond to yield 3.320% due 1/1/09	4,095,039
		Egypt Treasury Bills:
72,850,000	EGP	Zero coupon bond to yield 7.300% due 10/28/08	13,211,087
17,050,000	EGP	Zero coupon bond to yield 6.800% due 11/11/08	3,082,391
		TOTAL SHORT-TERM INVESTMENTS (Cost — $33,874,231)	34,575,615
		TOTAL INVESTMENTS — 101.8% (Cost — $354,362,688#)	361,150,090
		Liabilities in Excess of Other Assets — (1.8)%	(6,298,471)
		TOTAL NET ASSETS — 100.0%	$354,851,619

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2008.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	All or a portion of this security is segregated for foreign currency contracts.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	All or a portion of this security is held at the broker as collateral for reverse repurchase agreements.
#	Aggregate cost for federal income tax purposes is $355,145,836.

Abbreviations used in this schedule:
	ARS	— Argentine Peso
	BRL	— Brazilian Real
	DEM	— German Mark
	EGP	— Egyptian Pound
	EUR	— Euro
	GDP	— Gross Domestic Product
	IDR	— Indonesian Rupiah
	ITL	— Italian Lira
	MYR	— Malaysian Ringgit
	OJSC	— Open Joint Stock Company
	RUB	— Russian Ruble
	TRY	— Turkish Lira

See Notes to Financial Statements.

12	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

Statement of assets and liabilities

May 31, 2008

ASSETS:
Investments, at value (Cost — $354,362,688)	$361,150,090
Foreign currency, at value (Cost — $2,513,244)	2,530,600
Cash	96,632
Interest receivable	7,519,475
Receivable for securities sold	425,042
Prepaid expenses	17,610
Total Assets	371,739,449
LIABILITIES:
Payable for open reverse repurchase agreement	15,321,199
Payable for securities purchased	837,451
Investment management fee payable	313,839
Payable for open forward currency contracts	160,856
Interest payable	16,403
Directors’ fees payable	9,291
Accrued expenses	228,791
Total Liabilities	16,887,830
TOTAL NET ASSETS	$354,851,619
NET ASSETS:
Par value ($0.001 par value; 24,432,561 shares issued and outstanding; 100,000,000 shares authorized)	$ 24,433
Paid-in capital in excess of par value	330,079,143
Undistributed net investment income	15,615,859
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	2,402,284
Net unrealized appreciation on investments and foreign currencies	6,729,900
TOTAL NET ASSETS	$354,851,619
Shares Outstanding	24,432,561
Net Asset Value	$ 14.52

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	13

Statement of operations

For the Year Ended May 31, 2008

INVESTMENT INCOME:
Interest	$ 27,530,539
Less: Foreign taxes withheld	(73,562)
Total Investment Income	27,456,977
EXPENSES:
Investment management fee (Note 2)	3,724,724
Interest expense (Note 3)	882,815
Custody fees	229,224
Excise tax (Note 1)	217,758
Shareholder reports	96,338
Directors’ fees	75,371
Audit and tax	58,879
Legal fees	45,400
Commitment fee (Note 4)	41,455
Transfer agent fees	24,928
Stock exchange listing fees	19,862
Insurance	6,355
Miscellaneous expenses	11,778
Total Expenses	5,434,887
NET INVESTMENT INCOME	22,022,090
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	9,315,088
Futures contracts	(1,742,264)
Swap contracts	34,400
Foreign currency transactions	274,789
Net Realized Gain	7,882,013
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(14,067,581)
Futures contracts	326,428
Foreign currencies	(95,419)
Change in Net Unrealized Appreciation/Depreciation	(13,836,572)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(5,954,559)
INCREASE IN NET ASSETS FROM OPERATIONS	$ 16,067,531

See Notes to Financial Statements.

14	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2008	2007
OPERATIONS:
Net investment income	$ 22,022,090	$ 19,702,525
Net realized gain	7,882,013	12,283,654
Change in net unrealized appreciation/depreciation	(13,836,572)	16,403,076
Increase in Net Assets From Operations	16,067,531	48,389,255
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(18,708,012)	(16,557,947)
Net realized gains	(8,900,782)	(15,810,310)
Decrease in Net Assets From Distributions to Shareholders	(27,608,794)	(32,368,257)
INCREASE (DECREASE) IN NET ASSETS	(11,541,263)	16,020,998
NET ASSETS:
Beginning of year	366,392,882	350,371,884
End of year*	$354,851,619	$366,392,882
* Includes undistributed net investment income of:	$ 15,615,859	$ 9,280,460

See Notes to Financial Statements.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	15

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:

	2008[1]	2007	2006	2005[1]	2004[1]
NET ASSET VALUE, BEGINNING OF YEAR	$15.00	$14.34	$14.72	$12.84	$13.88
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.90	0.81	0.98	1.15	1.26
Net realized and unrealized gain (loss)	(0.25)	1.18	0.35	2.37	(0.65)
Total income from operations	0.65	1.99	1.33	3.52	0.61
LESS DISTRIBUTIONS FROM:
Net investment income	(0.77)	(0.68)	(0.78)	(1.41)	(1.06)
Net realized gains	(0.36)	(0.65)	(0.93)	(0.24)	(0.59)
Total distributions	(1.13)	(1.33)	(1.71)	(1.65)	(1.65)
Increase in Net Asset Value due to shares issued on reinvestment of distributions	—	—	—	0.01	—
NET ASSET VALUE, END OF YEAR	$14.52	$15.00	$14.34	$14.72	$12.84
MARKET PRICE, END OF YEAR	$13.41	$13.82	$12.57	$13.57	$14.40
Total return, based on NAV[2,3]	4.62%	14.46%	9.12%	29.20%	4.11%
Total return, based on Market Price[3]	5.86%	21.77%	5.05%	5.27%	3.38%
NET ASSETS, END OF YEAR (000s)	$354,852	$366,393	$350,372	$359,610	$311,714
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.53%	1.27%	1.83%	2.22%	1.98%
Gross expenses, excluding interest expense	1.28	1.18	1.17	1.19	1.21
Net expenses	1.53	1.27 [4]	1.82 [4]	2.22	1.98
Net expenses, excluding interest expense	1.28	1.18 [4]	1.17 [4]	1.19	1.21
Net investment income	6.21	5.47	6.06	8.29	9.19
PORTFOLIO TURNOVER RATE	45%	87%	98%	75%	169%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Year (000s)	— [5]	— [5]	$30,000	$55,000	$100,000
Asset Coverage (000s)	— [5]	— [5]	$380,372	$414,610	$411,714
Asset Coverage for Loan Outstanding	— [5]	— [5]	1,268%	754%	412%
Weighted Average Loan (000s)	— [5]	$904	$38,767	$74,192	$100,000
Weighted Average Interest Rate on Loans	— [5]	5.22%[5]	5.16%	3.34%	2.19%

[1]	Per share amounts have been calculated using the average shares method.
[2]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[4]	Reflects fee waivers and/or expense reimbursements.
[5]	At May 31, 2008 and May 31, 2007 the Fund did not have an outstanding loan.

See Notes to Financial Statements.

16	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation. In pursuit of these objectives, the Fund under normal conditions invests at least 80% of its net assets plus, any borrowings for investment purposes, in debt securities of government and government related issuers located in emerging market countries (including participations in loans between governments and financial institutions), and of entities organized to restructure the outstanding debt of such issuers, and in debt securities of corporate issuers located in emerging market countries.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest., To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	17

Notes to financial statements continued

collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

(d) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the

18	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	19

Notes to financial statements continued

high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels

20	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, approved by the Board of Directors on August 15, 2007 and effective September 2007, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gains is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	21

Notes to financial statements continued

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-In Capital
(a)	$ 217,758	—	$(217,758)
(b)	2,803,563	$(2,803,563)	—

(a)	Reclassifications are primarily due to non-deductible excise tax paid by the Fund.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities, and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited’) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on assets managed by Western Asset Limited.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended May 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$151,692,582
Sales	153,227,641

22	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

At May 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 17,774,369
Gross unrealized depreciation	(11,770,115)
Net unrealized appreciation	$ 6,004,254

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2008 were as follows:

AVERAGE DAILY BALANCE*	WEIGHTED AVERAGE INTEREST RATE*	MAXIMUM AMOUNT OUTSTANDING
$22,109,853	3.927%	$49,256,694

*   Average based on number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.350% to 5.200% during the year ended May 31, 2008. Interest expense incurred on reverse repurchase agreements totaled $882,815.

At May 31, 2008, the Fund had the following open reverse repurchase agreements:

FACE AMOUNT	SECURITY	VALUE
$ 4,959,679

Reverse Repurchase Agreement with Credit Suisse, dated 5/27/08 bearing 1.250% to be repurchased at $4,961,917 on 6/9/08, collateralized by: $3,519,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $5,504,061

		$ 4,959,679
10,361,520	Reverse Repurchase Agreement with JPMorgan Chase & Co., dated 5/05/08 bearing 2.000% to be repurchased at $10,386,848 on 6/18/08, collateralized by: $9,840,000 Gaz Capital SA, 8.625% due 4/28/34; Market value (including accrued interest) $11,567,041	10,361,520
	Total Reverse Repurchase Agreements (Proceeds — $15,321,199)	$15,321,199

At May 31, 2008, the Fund had open forward foreign currency contracts as described below. The unrealized loss on the open contracts reflected in the accompanying financial statements were as follows:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED LOSS
Contracts to Buy:
Indian Rupee	26,702,000	$ 628,015	6/16/08	$ (31,131)
Indian Rupee	79,965,150	1,880,734	6/16/08	(98,112)
Indian Rupee	26,628,750	626,293	6/16/08	(31,613)
Net unrealized loss on open forward foreign currency contracts				$(160,856)

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	23

Notes to financial statements continued

4. Loan

At May 31, 2008, the Fund had a $41,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated as of November 20, 2006 and amended November 16, 2007, with CHARTA, LLC (the “Lender”), as successor by assignment to Panterra Funding, LLC, and Citibank N.A. (“Citibank”) as a secondary lender, for which Citibank also acts as administrative agent. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended May 31, 2008, the Fund paid $41,455 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

The Fund did not have any outstanding loans during the year ended May 31, 2008.

5. Distributions subsequent to May 31, 2008

On May 27, 2008, the Board of Directors of the Fund declared a distribution in the amount of $0.2900 per share payable on June 27, 2008 to shareholders of record on June 20, 2008.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31 was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$22,419,318	$22,111,468
Net long-term capital gains	5,189.476	10,256,789
Total distributions paid	$27,608,794	$32,368,257

As of May 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$16,162,162
Undistributed long-term capital gains — net	2,709,399
Total undistributed earnings	$18,871,561
Other book/tax temporary differences(a)	$(70,270)
Unrealized appreciation/(depreciation)(b)	5,946,752
Total accumulated earnings/(losses) — net	$24,748,043

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

24	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

7. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its August 31, 2008 Form N-Q.

* * *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report	25

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Emerging Markets Income Fund II Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Income Fund II Inc. as of May 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended May 31, 2005 were audited by other independent registered public accountants whose report thereon dated July 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Income Fund II Inc. as of May 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 25, 2008

26	Western Asset Emerging Markets Income Fund II Inc. 2008 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Income Fund II Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:

CAROL L. COLMAN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

DANIEL P. CRONIN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years	Formerly, Associate General Counsel, Pfizer Inc.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

Western Asset Emerging Markets Income Fund II Inc.	27

Additional information (unaudited)

Information about Directors and Officers continued

PAOLO M. CUCCHI Drew University, 108 Brothers College, Madison, NJ 07940

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Vice President and Dean of College of Liberal Arts at Drew University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

LESLIE H. GELB c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past 5 years	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

WILLIAM R. HUTCHINSON 535 N. Michigan Avenue, Suite 1012, Chicago, IL 60611

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	Director of Associated Banc-Corp.

28	Western Asset Emerging Markets Income Fund II Inc.

RIORDAN ROETT The Johns Hopkins University, 1740 Massachusetts Ave., NW Washington, DC 20036

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1998

Principal occupation(s) during past 5 years	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

JESWALD W. SALACUSE c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 1998

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University

Number of portfolios in fund complex overseen by director (including the Fund)	24

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

Western Asset Emerging Markets Income Fund II Inc.	29

Additional information (unaudited)

Information about Directors and Officers continued

INTERESTED DIRECTORS:

R. JAY GERKEN, CFA[2] Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	138

Other board member- ships held by Director	None

OFFICERS:

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessors (from 2002 to 2005).

30	Western Asset Emerging Markets Income Fund II Inc.

ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (Since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2008 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Income Fund II Inc.	31

Annual chief executive officer and
chief financial officer certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

32	Western Asset Emerging Markets Income Fund II Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Each shareholder holding shares of common stock (“Shares”) of the Western Asset Emerging Markets Income Fund II Inc., will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the earlier of (i) 60 days after the distribution payment date and (ii) the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such

Western Asset Emerging Markets Income Fund II Inc.	33

Dividend reinvestment plan (unaudited) continued

purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such

34	Western Asset Emerging Markets Income Fund II Inc.

purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary

Western Asset Emerging Markets Income Fund II Inc.	35

Dividend reinvestment plan (unaudited) continued

or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

36	Western Asset Emerging Markets Income Fund II Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2008:

Record Date:	9/21/2007	12/21/2007	3/20/2008
Payable Date:	9/28/2007	12/28/2007	3/28/2008
Long-Term Capital Gain Dividend	$0.103100	$0.067700	$0.041600

Please retain this information for your records.

Western Asset Emerging Markets Income Fund II Inc.	37

Western Asset Emerging Markets Income Fund II Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	Subadvisers
R. Jay Gerken, CFA	Western Asset
Chairman	Management Company
William R. Hutchinson
Riordan Roett	Western Asset Management
Jeswald W. Salacuse	Company Limited

Officers	Custodian
R. Jay Gerken, CFA	State Street Bank & Trust Company
President and Chief	225 Franklin Street
Executive Officer	Boston, Massachusetts 02110

Kaprel Ozsolak	Transfer agent
Chief Financial Officer and	American Stock Transfer &
Treasurer	Trust Company
59 Maiden Lane
Ted P. Becker	New York, New York 10038
Chief Compliance Officer

Robert I. Frenkel	Independent registered public
Secretary and Chief Legal Officer	accounting firm
KPMG LLP
Thomas C. Mandia	345 Park Avenue
Assistant Secretary	New York, New York 10154

Steve Frank	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Albert Laskaj	New York, New York 10017
Controller
New York Stock Exchange Symbol
Western Asset Emerging Markets	EDF
Income Fund II Inc.
55 Water Street
New York, New York 10041

Western Asset Emerging Markets Income Fund II Inc.

WESTERN ASSET EMERGING MARKETS INCOME FUND II INC.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

WASX010004 7/08 SR08-607

ITEM 2.     CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2007 and May 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant's principal accountant (the “Auditor”) for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,000 in 2007 and $53,500 in 2008.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Emerging Markets Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2007 and $0 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Emerging Markets Income Fund II Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter,

permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Income Fund II Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset Emerging Markets Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence.  All services provided by the Auditor to the Western Asset Emerging Markets Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.     SCHEDULE OF INVESTMENTS.

                                                Included herein under Item 1.

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Matthew C. Duda Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Research Analyst at Western Asset Management since 2001; Vice President and Investment Strategist from 1997-2001 at Credit Suisse First Boston Corporation.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31 , 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	115 registered investment	127 Other pooled	983 Other accounts with
	companies with $107.7	investment vehicles	$284.85 billion in total
	billion in total assets	with $188.9 billion in assets	assets under
	under management	under management	management*

Stephen A. Walsh‡	115 registered investment	127 Other pooled	983 Other accounts with
	companies with $107.7	investment vehicles	$284.8 billion in total
	billion in total assets	with $188.9 billion in assets	assets under
	under management	under management	management*

Keith J. Gardner‡	7 registered investment	0 Other pooled	19 Other accounts with
	companies with $1.3	investment vehicles	$3.8 billion in total
	billion in total assets	with $0 in assets	assets under
	under management	under management	management

Mathew C. Duda‡	6 registered investment	6 Other pooled	1 Other accounts
	Companies with $975	investment vehicles	with $14.7 million
	million in total assets	with $1.5 billion in	in total assets under management
	Under management	assets under management

Michael C. Buchanan‡	19 registered investment	9 Other pooled	18 Other accounts with
	companies with $9.3	investment vehicles	$1.9 billion in total
	billion in total assets	with $6.0 billion in assets	assets under
	under management	under management	management

Detlev Schlichter‡	2 registered investment	22 Other pooled	64 Other accounts
	Companies with $205	investment vehicles	with $24 billion
	million in total assets	with $4.1 billion in	in total assets under management**
	Under management	assets under management

*	Includes 88 accounts managed, totaling $27.6 billion, for which advisory fee is performance based.
**	Includes 19 accounts managed, totaling $7.0 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Stephen A. Walsh	A
Keith J. Gardner	A
Matthew C. Duda	A
Michael C. Buchanan	A
Detlev Schlichter	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                                                                                                Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)               There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Income Fund II Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	August 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	August 7, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Emerging Markets Income Fund II Inc.

Date:	August 7, 2008